UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 13, 2017

Rice Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36789	47-1557755
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry Into a Material Definitive Agreement.

On November 13, 2017, EQT Corporation (EQT) and Rice Energy Inc. (Rice) consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 19, 2017 (as amended, the Merger Agreement), by and among EQT, Rice and Eagle Merger Sub I, Inc., an indirect wholly owned subsidiary of EQT (Merger Sub). Pursuant to the Merger Agreement, Merger Sub merged with and into Rice, with Rice continuing as the surviving entity (the Initial Merger), and immediately thereafter Rice merged with and into EQT RE, LLC, an indirect wholly owned subsidiary of EQT (LLC Sub), with LLC Sub continuing as the surviving entity (the LLC Sub Merger and, together with the Initial Merger, the Mergers). Prior to the Mergers, Rice was the indirect parent of Rice Midstream Management LLC (the RMP General Partner), the general partner of Rice Midstream Partners LP (RMP), and an indirect limited partner of RMP. As a result of the Mergers, EQT became the indirect parent of the RMP General Partner and an indirect limited partner of RMP.

As a result of the Mergers, the rights, liabilities and obligations of Rice under (i) that certain Omnibus Agreement, dated as of December 22, 2014 (the Original Omnibus Agreement), by and among Rice, RMP and the other parties thereto, which was previously filed by RMP as Exhibit 10.2 to RMP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the Commission) on December 22, 2014, and (ii) that certain Employee Secondment Agreement, dated as of December 22, 2014 (the Original Secondment Agreement), by and between Rice and RMP, which was previously filed by RMP as Exhibit 10.7 to RMP’s Current Report on Form 8-K filed with the Commission on December 22, 2014, vested in LLC Sub.

Amended and Restated Omnibus Agreement

On November 13, 2017, in connection with the Mergers, EQT, LLC Sub, Rice Midstream Holdings LLC (RMH), RMP, the RMP General Partner and Rice Poseidon Midstream LLC entered into an Amended and Restated Omnibus Agreement (the Amended Omnibus Agreement), pursuant to which:

•                  EQT joined the Amended Omnibus Agreement as a party and assumed certain rights and obligations of LLC Sub as further discussed below;

•                  EQT granted RMP a right of first offer on any future divestiture of EQT’s (or its affiliates’) interests in its gas gathering system in the Utica Shale in Belmont County, Ohio, which is a continuation of the right of first offer granted by Rice under the Original Omnibus Agreement;

•                  RMP is obligated to reimburse EQT or its designees for all expenses incurred by EQT or its affiliates (or payments made on RMP’s behalf) in conjunction with its provision of general and administrative services to RMP, including but not limited to, RMP’s publicly traded partnership expenses and an allocated portion of the compensation expense of the executive officers and other employees of EQT and its affiliates who perform general and administrative services for RMP or on RMP’s behalf; and

•                  LLC Sub, as successor-in-interest to Rice, has provided RMP with a license to use certain Rice-related names and trademarks in connection with RMP’s operations.

The initial term of the Amended Omnibus Agreement expires on December 22, 2024 and will thereafter automatically extend from year-to-year unless terminated by RMP or the RMP General Partner. RMP or EQT may also terminate the Amended Omnibus Agreement in the event EQT ceases to control the RMP General Partner or the RMP General Partner is removed as general partner of RMP. The Amended Omnibus Agreement may only be assigned by a party with the other parties’ consent.

The foregoing description of the Amended Omnibus Agreement is only a summary, and is subject to and qualified in its entirety by reference to the Amended Omnibus Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Amended and Restated Secondment Agreement

On November 13, 2017, in connection with the Mergers, EQT, LLC Sub and RMP entered into an Amended and Restated Employee Secondment Agreement (the Amended Secondment Agreement), pursuant to which:

•                  EQT joined the Amended Secondment Agreement as a party and assumed the rights and obligations of LLC Sub thereunder; and

•                  specified employees of EQT (or certain of its affiliates) will be seconded to RMP to provide operating and other services with respect to RMP’s business under the direction, supervision and control of RMP or the RMP General Partner.

RMP will reimburse EQT (or its affiliates, as appropriate) for the services provided by the seconded employees pursuant to the Amended Secondment Agreement.

The foregoing description of the Amended Secondment Agreement is only a summary, and is subject to and qualified in its entirety by reference to the Amended Secondment Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

Item 5.01.                                        Changes in Control of Registrant.

Prior to the effective time of the Initial Merger (the Effective Time), Rice beneficially owned, indirectly through Rice Energy Operating LLC (REO), 3,623 common units representing limited partner interests in RMP (the RMP Common Units), 28,753,623 subordinated units representing limited partner interests in RMP (the RMP Subordinated Units) and all of the incentive distribution rights of RMP (the RMP IDRs).

As described in Item 1.01 above, on November 13, 2017, upon the terms and subject to the conditions set forth in the Merger Agreement, Rice, EQT and Merger Sub consummated the Mergers. At the Effective Time, each share of common stock, par value $0.01 per share, of Rice (the Rice Common Stock) issued and outstanding immediately prior to the Effective Time (other than shares of Rice Common Stock held by EQT or certain of its subsidiaries, shares held by Rice in treasury or shares with respect to which appraisal has been properly demanded pursuant to Delaware law) converted into the right to receive 0.37 of a share of the common stock, no par value, of EQT and $5.30 in cash.

As a result of the Initial Merger, at the Effective Time, EQT acquired beneficial ownership, indirectly through REO, of the RMP Common Units, the RMP Subordinated Units and the RMP IDRs. Additionally, as a result of the Initial Merger, EQT owns and controls, indirectly through REO, the RMP General Partner. EQT therefore retains the right to appoint all members of the Board of Directors of the RMP General Partner.

The information set forth in Item 1.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2017, following the consummation of the Mergers, RMH, the sole member of the RMP General Partner, increased the size of the Board of Directors of the RMP General Partner (the Board) from seven members to nine members, and Daniel J. Rice IV, Robert R. Wingo and Daniel J. Rice III stepped down from their respective positions as Directors of the RMP General Partner.  Stephanie C. Hildebrant, D. Mark Leland, James H. Lytal and Robert F. Vagt will continue to serve as a Directors of the RMP General Partner.

Effective as of November 13, 2017, Steven T. Schlotterbeck, 52, Robert J. McNally, 46, David L. Porges, 60, Lewis B. Gardner, 60, and Jeremiah J. Ashcroft, 45, were elected to serve as Directors of the RMP General Partner, replacing Messrs. Rice IV, Wingo and Rice III and filling the two vacant positions created by the expansion of the size of the Board. On the same day, Mr. Porges was appointed as Chairman of the Board and Mr. Lytal was appointed to serve as Presiding Director.

On November 13, 2017, the officers of the RMP General Partner resigned from their respective positions, as follows: Mr. Rice IV resigned from his position as Chief Executive Officer; Grayson T. Lisenby resigned from his position as Senior Vice President and Chief Financial Officer; Mr. Wingo resigned from his position as Senior Vice President and Chief Operating Officer; James W. Rogers resigned from his position as Senior Vice President, Chief Accounting & Administrative Officer and Treasurer; and William E. Jordan resigned from his position as Senior Vice President, General Counsel and Corporate Secretary.

Messrs. Rice IV, Lisenby, Wingo, Rogers and Jordan were replaced by: Mr. Schlotterbeck, who was elected to serve as President and Chief Executive Officer of the RMP

General Partner; Mr. McNally, who was elected to serve as Senior Vice President and Chief Financial Officer of the RMP General Partner; Mr. Ashcroft, who was elected to serve as Senior Vice President and Chief Operating Officer of the RMP General Partner; and Ms. Jimmi Sue Smith, 45, who was elected to serve as Chief Accounting Officer of the RMP General Partner. The elections of Messrs. Schlotterbeck, McNally and Ashcroft and Ms. Smith were effective as of November 13, 2017.

Mr. Schlotterbeck has served as President and Chief Executive Officer of EQT, EQT Midstream Services, LLC (the EQM General Partner), the general partner of EQT Midstream Partners, LP (EQM), and EQT GP Services, LLC (the EQGP General Partner), the general partner of EQT GP Holdings, LP (EQGP), since March 1, 2017.  Prior to being elected as Chief Executive Officer, Mr. Schlotterbeck served as President, EQT Corporation and President, Exploration and Production from December 2015 to February 2017; Executive Vice President, EQT Corporation and President, Exploration and Production from December 2013 to December 2015; and Senior Vice President, EQT Corporation and President, Exploration and Production from April 2010 to December 2013.  Mr. Schlotterbeck has also served as a Director of EQT since January 1, 2017, a Director of the EQM General Partner since January 19, 2017, and a Director of the EQGP General Partner since January 2015.

Mr. Porges currently serves as the Executive Chairman of EQT and has held such position since March 2017. Mr. Porges was Chairman and Chief Executive Officer of EQT from December 2015 through February 2017, and was Chairman, President and Chief Executive Officer of EQT from May 2011 to December 2015. Mr. Porges has also served as Chairman of the Boards of Directors of the EQM General Partner and the EQGP General Partner since January 2012 and January 2015, respectively.  Mr. Porges served as President and Chief Executive Officer of the EQM General Partner from January 2012 through February 2017 and as President and Chief Executive Officer of the EQGP General Partner from January 2015 through February 2017.

Mr. Ashcroft has served as Senior Vice President, EQT Corporation and President Midstream as well as Senior Vice President and Chief Operating Officer of the EQM General Partner since August 2017.  Prior to joining EQT and the EQM General Partner, Mr. Ashcroft was most recently the Chief Executive Officer of Gulf Oil LP (a distributor of fuel products and lubricants) from September 2015 to June 2017;  the Chief Operating Officer of JP Energy Partners, LP (an operator of a diversified portfolio of midstream assets including crude oil pipelines and storage, refined product terminals and storage, and natural gas liquids (NGLs) distribution and sales capabilities) from May 2014 to August 2015; and President of Buckeye Partners, LP’s (a provider of midstream logistics solutions, primarily consisting of the transport, storage, processing and marketing of liquid petroleum products) Natural Gas Storage, Development & Logistics and Energy Services business units from January 2012 to May 2014. Mr. Ashcroft has also served on the Board of Directors of the EQM General Partner since August 2017.

Mr. Gardner has served as General Counsel and Vice President, External Affairs of EQT since April 2008.  Mr. Gardner has also served as a Director of the EQM General Partner and the EQGP General Partner since January 2012 and January 2015, respectively.

Mr. McNally has served as Senior Vice President and Chief Financial Officer of EQT, the EQM General Partner and the EQGP General Partner since March 2016.  Mr. McNally served as Executive Vice President and Chief Financial Officer of Precision Drilling Corporation (a publicly traded drilling services company) from July 2010 to March 2016. Mr. McNally has also served as a Director of the EQM General Partner and the EQGP General Partner since March 2016.

Ms. Smith has served as Chief Accounting Officer of EQT, the EQM General Partner and the EQGP General Partner since September 2016.  Ms. Smith served as Vice President and Controller of EQT’s midstream and commercial businesses from March 2013 to September 2016; as Vice President and Controller of EQT’s midstream business from January 2013 to March 2013; and as Vice President and Controller of EQT’s commercial group from September 2011 to January 2013.

Each of Messrs. Schlotterbeck, Porges, Ashcroft, Gardner and McNally and Ms. Smith will be fully indemnified by RMP and the RMP General Partner for actions associated with being a director and/or officer, as applicable, of the RMP General Partner to the fullest extent permitted under Delaware law pursuant to a director and/or officer, as applicable, indemnification agreement, RMP’s Amended and Restated Agreement of Limited Partnership, and the RMP General Partner’s Amended and Restated Limited Liability Company Agreement. A form of such indemnification agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1

Amended and Restated Omnibus Agreement, dated November 13, 2017, by and among EQT Corporation, EQT RE, LLC, Rice Midstream Holdings LLC, Rice Midstream Partners LP, Rice Midstream Management LLC and Rice Poseidon Midstream LLC

10.2	Amended and Restated Employee Secondment Agreement, dated November 13, 2017, by and among EQT Corporation, EQT RE, LLC and Rice Midstream Partners LP

10.3	Form of Director and/or Officer Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE MIDSTREAM PARTNERS LP

	By:	Rice Midstream Management LLC,
its general partner

Date: November 13, 2017	By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer